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                                                                 EXHIBIT 10.7(c)

                                                                  EXECUTION COPY


                               AMENDMENT NO. 2 TO
                           SECOND AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

         This AMENDMENT NO. 2 TO SECOND AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is made and dated as of February 24, 2004, by and among (a) Link Energy Limited Partnership (formerly EOTT Energy Operating Limited Partnership) (the "Seller") and (b) Standard Chartered Trade Services Corporation ("SCTSC"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Receivables Purchase Agreement (as defined below).

         WHEREAS, the Seller, SCTSC and Standard Chartered Bank have entered into that Second Amended and Restated Receivables Purchase Agreement, dated as of February 11, 2003 (as amended by Amendment No. 1 to Second Amended and Restated Receivables Purchase Agreement, dated as of August 29, 2003, and as further as amended, supplemented, restated or otherwise modified from time to time, the "Receivables Purchase Agreement"), pursuant to which SCTSC has agreed to purchase from the Seller certain receivables which are payable by Koch Supply and Trading, L.P. (f/k/a Koch Petroleum Group L.P.); and

         WHEREAS, the Seller has requested that SCTSC amend the Receivables Purchase Agreement, and SCTSC, on the terms and subject to the conditions set forth below, has agreed to amend the Receivables Purchase Agreement;

         NOW, THEREFORE, in consideration of the foregoing premises, the Seller and SCTSC agree as follows:

         SECTION 1. AMENDMENTS TO THE RECEIVABLES PURCHASE AGREEMENT.

         (a) Section 8(C)(ii) of the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as follows:

         "(ii) If the Maturity Date has been extended pursuant to clause (i) above, on any date which is four Business Days prior to the First Extension Date, at the option of the Seller and upon written notice to SCTSC, the Seller may extend the Maturity Date from the First Extension Date until June 1, 2004, upon payment to SCTSC of a non-refundable extension fee in an amount agreed upon between SCTSC and the Seller."

         SECTION.2. REPRESENTATION AND WARRANTIES. The Seller represents and warrants to SCTSC as follows:

                  (a) The representations and warranties of the Seller contained in the Receivables Purchase Agreement (i) were true and correct when made and

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         (ii) shall be true and correct on and as of the Effective Date with the same effect as if made at and as of that time (except to the extent that such representations and warranties relate expressly to an earlier date).

                  (b) The execution and delivery by the Seller of this Amendment and the performance by the Seller of its agreements and obligations under this Amendment are within its authority, and have been duly authorized by all necessary action. Such execution, delivery, and performance by the Seller, do not and will not (a) contravene any provision of the Seller's organizational documents or (b) conflict with any law, regulation or contractual restriction binding on or affecting the Seller.

                  (c) This Amendment and the Receivables Purchase Agreement, as amended hereby, constitutes the legal, valid and binding obligations of the Seller, enforceable in accordance with their respective terms, except as enforcement may be limited by principles of equity, bankruptcy, insolvency, or other laws affecting the enforcement of creditors' rights generally.

                  (d) After giving effect to this Amendment, no Default or Event of Seller Default has occurred and is continuing. As used herein, "Default" shall mean any default, event or condition that would, with the giving of any requisite notices and the passage of any requisite periods of time, constitute an Event of Seller Default.

         SECTION 3. CONDITION TO EFFECTIVENESS. This Amendment shall become effective as of the date hereof (the "Effective Date") upon the due execution and delivery of this Amendment to SCTSC by SCTSC and the Seller.

         SECTION 4. EXPENSES. The Seller shall pay all reasonable out-of-pocket expenses incurred by SCTSC in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment, including, but not limited to, the reasonable fees and expenses of Bingham McCutchen LLP.

         SECTION 5. MISCELLANEOUS. Except as expressly provided herein, this Amendment shall not, by implication or otherwise, alter, modify, amend or in any way affect any of the obligations or covenants contained in the Receivables Purchase Agreement, all of which are ratified and confirmed in all respects and shall continue in full force and effect.

         SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart.

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         SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

                  [Remainder of Page Intentionally Left Blank]

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         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

                                    LINK ENERGY LIMITED PARTNERSHIP

                                    By:  LINK ENERGY GENERAL PARTNER LLC, its
                                         General Partner

                                    By:_______________________________
                                       Name:   James R. Allred
                                       Title:  Vice President and Treasurer

                                    STANDARD CHARTERED TRADE SERVICES
                                    CORPORATION

                                    By:_______________________________
                                       Name:
                                       Title:

                                    By:_______________________________
                                       Name:
                                       Title:


ACKNOWLEDGED BY:

STANDARD CHARTERED BANK,
  as Collateral Agent

By:_______________________________
Name:
Title:

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